Exhibit 99.1

Forge Global Expands Investment Management and Wealth Capability with Completion of Accuidity Capital Management Acquisition

SAN FRANCISCO – July 2, 2025 Forge Global Holdings, Inc. (“Forge,” or the “Company”) (NYSE: FRGE), a leading provider of marketplace infrastructure, data services, technology, and investment solutions for the private market, today announced that it had completed its previously announced acquisition of Accuidity Capital Management (“Accuidity”), a specialized asset management firm focused on private market investing, in a simultaneous sign and close transaction.
Forge believes that this acquisition marks a significant step forward in Forge’s long-term strategic vision to deliver private market access more broadly and to serve as a valuable contributor to the capital ecosystem of high-growth private companies. Investor interest in private market strategies continues to grow, with global alternative assets under management expected to surpass $29 trillion by 20291, driven by demand for enhanced returns, diversification, and access to high-growth private companies. By integrating Accuidity’s differentiated investment strategies and sourcing ecosystem with Forge’s proprietary data, technology, and distribution capabilities, the Company aims to deliver a scalable portfolio of private market products designed to meet this growing demand in alternative assets from institutional and individual investors.

“Accuidity accelerates our strategic vision by enabling the launch of innovative financial products and strategies that broaden investor access to the private markets, while delivering primary and secondary capital solutions for private companies,” said Kelly Rodriques, CEO of Forge. “Leveraging our data, technology and global network alongside Accuidity’s expertise, we aim to deliver new investment opportunities to our growing global client base, with a strategic focus on the wealth channel.”

Through the acquisition, Forge is reinforcing its commitment to democratizing access to the private markets by expanding beyond single-asset strategies. The addition of Accuidity’s co-investment vehicles and early-stage venture funds enables Forge to offer a more diversified set of investment solutions through the Forge private market platform.

Furthermore, Forge and Accuidity will collaborate to transition Accuidity’s flagship Megacorn Fund—an institutionally managed index fund designed to replicate, over time, the performance of the Forge Accuidity Private Market Index—into an interval fund, compliant with the Investment Company Act of 1940 and subject to SEC approval. The Megacorn Fund could provide broader investor access to private market exposure at lower cost and with reduced investment minimums.

“Forge has been a leader in creating the indexes and pricing innovations on which new financial products are being built,” said Vince Gubitosi, Co-President of Accuidity. “Together, we believe we can integrate our asset management capabilities and unique investment strategy with the Forge platform, delivering investment opportunities through Forge’s network of clients, companies, registered investment advisors and more.”

“We see enormous potential to scale Accuidity’s strategies across new investor segments and channels,” said Mark DeNatale, Co-President of Accuidity. “We chose Forge as a partner because of their trusted reputation, scale, and operational integrity. Jointly, we’re unlocking the infrastructure needed to meet growing demand with flexible, transparent private market investment solutions.”

Building on the foundation of Forge’s custody business with $17.6 billion2 AUC and Forge Global Advisors’ $1.1 billion AUM2, the acquisition of Accuidity, which adds an additional $220 million3 in AUM, represents a meaningful step forward in the development of Forge’s broader wealth and asset management strategy. With a focus on delivering private market exposure through a range of fund vehicles, Forge is expanding its platform beyond direct client relationships to include financial advisors, registered investment advisors and other distribution partners. Forge believes these efforts will provide the necessary
1Future of Alternatives 2029 Report – Preqin. https://preqin.com/insights/research/reports/future-of-alternatives-2029
2As of March 31st, 2025
3Figure is based on the most recent AUM calculation performed for each Fund on or before June 1, 2025. For Funds that are valued on a quarterly basis, the most recent AUM calculation is as of March 31, 2025.

infrastructure and capabilities to make private markets more accessible, intuitive, and aligned with how today’s advisors and private market participants want to engage.

The acquisition was completed for $10.0 million in cash (subject to customary adjustments) and 1.15 million shares of newly issued shares of Forge common stock issued in a private placement transaction (a portion of which are subject to forfeiture and transfer restrictions). In addition, the acquisition includes the potential for post-closing earn-out consideration of up to a maximum of 1 million additional shares of Forge common stock issuable upon the achievement of certain performance-related milestones through the end of 2027. During the twelve-month period ended May 31, 2025, Accuidity reported revenue of approximately $5.7 million4, and Forge believes the acquisition will be accretive to EPS.

Forward-Looking Statements

This press release contains “forward-looking statements,” which generally are accompanied by words such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate, or relate to future events or trends or Forge’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the acquisition of Accuidity and its expected benefits and synergies, including the impact of the acquisition on Forge’s current and future product offerings, business and financial results and condition. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by Forge and its management, are subject to risks and uncertainties that may cause actual results to differ materially from current expectations, including but not limited to the risks and uncertainties associated with the integration of the Accuidity business and whether Forge will achieve its desired or expected business, operational and financial outcomes from the acquisition. You should carefully consider the risks and uncertainties described in Forge’s documents filed, or to be filed, with the SEC. There may be additional risks that Forge presently does not know of or that it currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Forge’s expectations, plans, or forecasts of future events and views as of the date of this press release. Forge anticipates that subsequent events and developments will cause its assessments to change. However, while Forge may elect to update these forward-looking statements at some point in the future, Forge specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Forge’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

About Forge

Forge (NYSE: FRGE) is a leading provider of marketplace infrastructure, data services, technology, and investment solutions for private market participants. Forge Securities LLC is a registered broker-dealer and a Member of FINRA that operates an alternative trading system.

Contacts

Corporate Development:
Brian Coyle
corporatedevelopment@forgeglobal.com

Investor Relations:
Idalia Rodriguez, Arbor Advisory Group
ir@forgeglobal.com

Media:
Lindsay Riddell
press@forgeglobal.com

4Based solely on the unaudited cash basis financial information provided to Forge by Accudity. Accuidity’s historical financial information is unaudited, has been prepared on a cash basis method and has not been prepared in accordance with Generally Accepted Accounting Principles in the United States or on the same basis as Forge’s historical financial information, and therefore may not be consistent with future, historical or pro forma revenue when included in Forge’s consolidated financial statements or otherwise filed or furnished following closing of the acquisition and remains subject to change.
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